SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 5, 2005

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-50268                                           11-3636084
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

      Imowitz Koenig & Co., LLP was previously the independent registered public accounting firm engaged as the principal accountant to audit the consolidated financial statements of the Registrant. On August 5, 2005, the Registrant dismissed Imowitz Koenig & Co., LLP. On August 5, 2005, Deloitte & Touche LLP was selected as the independent registered public accounting firm.

      The audit report of Imowitz Koenig & Co., LLP on the consolidated financial statements of the Registrant as of December 31, 2004 and 2003 and for each of the two years ended December 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change the Registrant's independent registered public accounting firm was approved by the Board of Directors of Newkirk MLP Corp., manager of the general partner of the Registrant.

      Since the Registrant's formation until August 5, 2005, the date of Imowitz Koenig & Co., LLP `s dismissal, and in connection with the audit of the consolidated financial statements of the Registrant as of December 31, 2004 and for each of the two years in the period ended December 31, 2004 and 2003, there were no disagreements with Imowitz Koenig & Co., LLP on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Also, during such periods there were no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

      We have provided Imowitz Koenig & Co., LLP with a copy of the disclosure contained herein and have requested Imowitz Koenig & Co., LLP to furnish us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated August 5, 2005, is filed as Exhibit 16.1 to this Report

      Prior to the time the Registrant engaged Deloitte & Touche LLP on August 5, 2005 to serve as its independent registered public accounting firm, the Registrant did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of August, 2005.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: MLP GP LLC
                                              General Partner

                                              By: Newkirk MLP Corp.
                                                  Manager


                                                  By: /s/ Thomas Staples
                                                      --------------------------
                                                      Thomas Staples
                                                      Chief Financial Officer